UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                October 19, 2005
                        (Date of earliest event reported)

                          ----------------------------

                           Magnum d'Or Resources Inc.
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               (Exact name of registrant as specified in charter)


                                     Nevada
                 (State or other jurisdiction of Incorporation)



          000-31849                                       98-0215222
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  (Commission File Number)                  (IRS Employer Identification No.)

                       Suites A-C, 20th Floor Neich Tower
                          128 Gloucester Road, Wanchai
                    Hong Kong, The People's Republic of China
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                    (Address of Principal Executive Offices)

                                 011-86-757-5512389
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              (Registrant's telephone number, including area code)

                                239 Church Street
                                    Suite 200
                            Oakville, Ontario L6J 1N4
                                     Canada
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

Section 5 - Corporate Governance and Management.

Item 5.01 Changes in Control of Registrant

      Effective October 18, 2005, Reno J. Calabrigo sold and transferred all of his shares of preferred stock of Magnum D'Or Resources Inc. ("Magnum")to Sunrise Lighting Holdings Limited ("Sunrise"), a Hong Kong limited liability company, for $150,000. The voting rights of the preferred stock comprise approximately 50.01% of the total voting power of the issued and outstanding capital stock of Magnum. Sunrise also acquired an irrevocable proxy to vote 5,000,000 shares of the common stock owned by Mr. Calabrigo for one year, extendable for one-year in the event that Magnum and Sunrise do not merge or reorganize together within one-year. The principal operations of Sunrise are located at:

                  Suites A-C, 20th Floor Neich Tower
                  128 Gloucester Road, Wanchai
                  Hong Kong, The People's Republic  of China

                  Tel: (852) 2517-7833
                  Fax: (852) 2548-7788

      Sunrise is a leading manufacturer of lighting fixtures in The People's Republic of China.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective October 18, 2005, Mr. Kenneth Sanders and Mr. Charles Ming resigned as directors of Magnum for personal reasons, and not because of any disagreement with Magnum concerning its operations, policies or procedures.

      Because Mr. Kenneth Sanders and Mr. Charles Ming resigned as directors of Magnum, the remaining directors appointed Mr. Xuguang Sun and Mr. Shaojun Sun to become members of the Board of Directors of Magnum to fill the vacancies on the Board of Directors, and also appointed Mr. Xuguang Sun to be the new Chairman of the Board, Chief Executive Officer, President and Treasurer of Magnum and appointed Mr. Sun Shaojun as the Vice President, Chief Financial Officer and Secretary of Magnum. Mr. Xuguang Sun and Mr. Shaojun Sun are brothers and are executives of Sunrise. Mr. Sanders will continue to assist Magnum in an advisory capasity regarding the mining properties in Mongolia, and Reno J. Calabrigo will continue to serve Magnum as a consultant.

      Mr. Xuguang Sun, age 43, has been the President and General Manager of Sunrise and its operating subsidiary, Tian Xing Lighting & Electrical Co., Ltd. ("Sunrise") since 1997, and of the Tian Xing Electronic and Electrical Factory since 1989. From 1984 to 1986, he was the director of business development of Nanhai Central South Computer Factory. He graduated from Xian Jiaotong University with an associate degree in electrical engineering in 1989, and holds a degree from the Guangdong Business School.

      Mr. Tim Shaojun Sun, age 32, has been the Vice President, Chief Financial Officer and Secretary of Sunrise since 1997, including responsibility for the North American Market of Sunrise. During 2005, he established an international trading business in Los Angeles, California. He received a B.S. degree in computer science from Zhongshan University and holds two degrees of Master of Business Administration in international business from the University of South Carolina and from Vienna University of Economics and Business Administration.

      No employment agreements have been entered into with the new officers of Magnum.

      The Board of Directors also approved a change in the location of the principal executive offices of Magnum from Oakville, Ontario, Canada, to:

                  Suites A-C, 20th Floor Neich Tower
                  128 Gloucester Road, Wanchai
                  Hong Kong, The People's Republic  of China

Item 7.01 Regulation FD Disclosure

      A press release dated October 25, 2005, discussing the above matters is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. The information contained in this item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired: Not applicable

(b) Pro forma financial statements: Not applicable

(c) Exhibits.

Exhibit
Number      Description
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99.1        Form of press release dated October 26, 2005.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2005                  Magnum d'Or Resources Inc.

                                  /s/ Shaojun Sun
                                  ------------------------------------
                                  Shaojun Sun
                                  Vice President



                                  Exhibit Index

Exhibit
Number      Description
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99.1        Form of press release dated October 26, 2005.